UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2014

ALLIED NEVADA GOLD CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On December 9, 2014, Allied Nevada Gold Corp. (the “Company”) entered into a placement agent agreement (the “Placement Agent Agreement”) with H.C. Wainwright & Co., LLC (“HCW”) and Canaccord Genuity Corp. (“Canaccord”, and collectively with HCW, the “Placement Agents”) pursuant to which HCW serves as the exclusive sole lead placement agent for the Company in the United States and Canaccord serves as placement agent for the Company in Canada, in connection with the offering on a reasonable best efforts basis (the “Offering”) of registered securities (the “Securities”) of the Company, including shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and warrants (the “Warrants”) to purchase shares of Common Stock. In connection with the Offering, each purchaser will receive one Share, together with 0.5 of one Warrant to purchase one share of Common Stock for a purchase price of $1.00.

Each full Warrant is immediately exercisable to purchase one share of Common Stock at an exercise price of $1.10 per share for five years from the date of issuance. Subject to limited exceptions, a holder of Warrants will not have the right to exercise any portion of its Warrants if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that upon 61 days’ prior notice to the Company, the holder may increase or decrease the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99%.

The exercise price for shares of Common Stock issuable upon the exercise of the Warrants will be subject to adjustment in the event of any stock dividends and splits, subsequent equity sales, subsequent rights offerings, recapitalization, reorganization or similar transaction, as described in the Warrants. In addition, in the event of a fundamental transaction, the Company or any successor entity will pay at the holder’s option, exercisable at any time concurrently with or within 30 days after the consummation of the fundamental transaction, an amount of cash equal to the value of the Warrant as determined in accordance with the Black-Scholes option pricing model.

Pursuant to the terms of the Placement Agent Agreement, the Company has agreed to pay the Placement Agents a cash fee payable immediately upon the closing of the Offering which is equal to 5% of the aggregate gross proceeds raised in the Offering. Canaccord shall receive 25% of this cash fee payable, after deduction of any otherwise unreimbursed out of pocket expenses of HCW, and a 5% step-up to HCW. Additionally, HCW shall receive a cash fee equal to 4%, payable within three business days of (but only in the event of) the receipt by the Company of any proceeds from the exercise of the Warrants sold in the Offering, if such warrants are exercised within two years of the closing date of the Offering. The Company has also agreed to provide HCW with a 12-month tail fee on three investment managers who are participating in this offering and were first introduced to the Company by HCW. Such fee will equal 5% of any such further investments in the next 12 months. The Company has also agreed to reimburse HCW for the actual expenses of its counsel incurred by it in connection with the Offering plus a non-accountable expense allowance of $50,000.

The Placement Agent Agreement includes customary representations, warranties and covenants by the Company. The Company has also agreed to indemnify HCW, Canaccord and certain other persons against certain liabilities relating to or arising out of HCW’s and Canaccord’s activities under the Placement Agent Agreement. The Company has also agreed to contribute to payments HCW may be required to make in respect of such liabilities.

In connection with the Offering, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) in substantially the form of the securities purchase agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference with certain institutional investors (each a “Purchaser” and collectively the “Purchasers”). The Securities Purchase Agreement includes customary representations, warranties and covenants by the Company. Each Purchaser has the right, for a period of one year after the closing date, to participate in any subsequent equity financing by the Company in an aggregate amount for all such Purchasers of up to 50% of any such subsequent equity financing. In addition, until any Purchaser no longer owns any Warrants, the Company is prohibited from entering into any variable rate transaction which means (i) any issuance of Company securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock for a varying price or in varying amounts or (ii) any agreement where the Company may issue securities at a future determined price.

The foregoing descriptions of the material terms of the Warrants, the Placement Agent Agreement and the Securities Purchase Agreement are qualified in their entirety by reference to the Form of Warrant (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K also filed on December 9, 2014 and incorporated by reference therefrom as Exhibit 10.1 hereto), the Placement Agent Agreement, attached hereto as Exhibit 1.1, and the Form of Securities Purchase Agreement, attached hereto as Exhibit 10.2. Each of the Form of Warrant, the Placement Agent Agreement and the Form of Securities Purchase Agreement is incorporated herein by reference.

The closing of the offering of the Common Stock and Warrants is expected to occur on or about December 12, 2014.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

1.1*	Placement Agent Agreement, dated December 8, 2014, by and among Allied Nevada Gold Corp., H.C. Wainwright & Co., LLC and Canaccord Genuity Corp.

10.1	Form of Securities Purchase Agreement, entered into with each of the following: Capital Ventures International, Empery Tax Efficient LP, Graham Macro Strategic LTD and Hudson Bay Master Fund LTD.

10.2	Form of Common Stock Purchase Warrant (Incorporated by reference from Exhibit 10.1 of the Company’s Current Report on Form on Form 8-K filed on December 9, 2014.)

*	Incorporated by reference into Registration Statement on Form S-3 (Registration No. 333-200357) declared effective by the Commission on November 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2014	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1*	Placement Agent Agreement, dated December 8, 2014, by and among Allied Nevada Gold Corp., H.C. Wainwright & Co., LLC and Canaccord Genuity Corp.

10.1	Form of Securities Purchase Agreement, entered into with each of the following: Capital Ventures International, Empery Tax Efficient LP, Graham Macro Strategic LTD and Hudson Bay Master Fund LTD.

10.2	Form of Common Stock Purchase Warrant (Incorporated by reference from Exhibit 10.1 of the Company’s Current Report on Form on Form 8-K filed on December 9, 2014.)

*	Incorporated by reference into Registration Statement on Form S-3 (Registration No. 333-200357) declared effective by the Commission on November 25, 2014.